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                                                                    EXHIBIT 32.1

                    CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Rockwell Medical Technologies, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Robert L. Chioini, Chief Executive Officer of the Company and I, Thomas E. Klema, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   the information  contained in the Periodic Report fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.

Dated:  March 21, 2006            /s/ Robert L. Chioini
                                  -----------------------------------
                                         Robert L. Chioini
                                         Chief Executive Officer

Dated:  March 21, 2006            /s/ Thomas E. Klema
                                  -------------------
                                         Thomas E. Klema
                                         Chief Financial Officer

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